ION Earnings Call – Q1 2012 Earnings Call Presentation May 3, 2012 Exhibit 99.2

Earnings Call Introduction
Corporate Participants & Contact Information
CONTACT INFORMATION
If you have technical problems during the call, please contact DRG&L at 713 529 6600.
If you would like to listen to a replay of today's call, it will be available via webcast in the Investor
Relations section of the Company's website - www.iongeo.com for approximately 12 months.
BRIAN HANSON
Chief Executive Officer
GREG HEINLEIN
Chief Financial Officer

Earnings Call Introduction
FORWARD-LOOKING STATEMENTS
The information included herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E
of the Securities Exchange Act of 1934.
Actual results may vary fundamentally from those described in these forward-looking statements.
All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties.
These risks and uncertainties include risk factors that are disclosed by ION from time to time in its filings with the Securities and Exchange Commission.

ION Q1 2012 Highlights
Strongest Q1 in recent company history
– Revenue, Operating Income, and Net Income all up
Y/Y
– Revenues $112 million, up 23% from Q1 2011
– Diluted EPS of $0.05 on net income of $8 million
Y/Y revenue growth across all segments
– Systems up 53%
– Solutions up 14%
– Software up 4% (British Pounds)
Sequential profitable quarters for INOVA
4
Q1 11 Q1 12
Q1 11 Q1 12
Q1 11 Q1 12
0
20,000
40,000
60,000
80,000
100,000
120,000
0
2,000
4,000
6,000
8,000
10,000
12,000
14,000
$-
$0.01
$0.02
$0.03
$0.04
$0.05
$0.06
Revenues
($ Thousands)
Operating Income
($ Thousands)
Diluted EPS

Indicators	Q1 11	Q2 11	Q3 11	Q4 11	Q1 12
Tender activity	▬	↓	▬	↑	↑
Fleet utilization	↓	▬	↑	↑	↑
Backlog	↑	▬	▬	▬	↑
Vessel day rates	▬	▬	↑	↑	▬
WAZ activity	▬	↑	↑	▬	▬
4D activity	↑	▬	↓	↑	↑
Contractor capex	▬	▬	▬	▬	▬

Indicators	Q1 11	Q2 11	Q3 11	Q4 11	Q1 12
Service market size	↓	▬	↑	↑	↑
Tender activity	↓	▬	↑	↑	↑
Fleet utilization	↓	↓	▬	▬	↑
# of OBC crews	▬	▬	▬	↑	↑
# of OBN crews	▬	▬	▬	▬	↑
Backlog	↓	▬	▬	↑	↑
Day rates	▬	▬	▬	▬	▬

Market Observations
Marine Seismic Acquisition Market Growing
Tender activity up
Vessel utilization up
Backlog up
4D activity up
5
Towed Streamer
Seabed
Source: ODS Petrodata, Company Analysis
Market size up
Tender activity up
Vessel utilization up
#OBC and OBN Crews up
Backlog up
All key indicators up

Market Observations
Data Processing Picking Up
Robust tender activity
– Global in scope
– Gulf of Mexico improving nicely (next
lease round in June)
Broadband demand on the rise
Interest in GXT technologies, including
RTM
3
(velocity modeling tool), high
ION data processing backlog robust

Market Observations
Majors Driving Strong Demand for Multi-client Data
Rise in international exploration
– Africa,  Arctic, and Latin America
– ION well positioned for upcoming lease rounds in
Australia, Brazil, Greenland, and parts of Africa
– Commenced PolandSPAN
TM
2D land program in
Q1
Continued domestic shift to liquids and
mixed plays
– Growing ResSCAN
TM
3D land portfolio with four
programs in progress
ION’s multi-client backlog continues to
be robust

INOVA Geophysical
General Market Observations & Operational Highlights
• G3i
TM
new cable product launched in March,
15,000 channels of G3i delivered to BGP
• Vibrator sales in Q1 (46 units) included
balance of Saudi deliveries for BGP plus
Oman contract
• First UniVib
TM
contract for 3 units delivered in
Q1
• Field testing of new wireless Hawk
TM
SN11
product in process

Two profitable quarters – Q4 & Q1
Reported on a one-quarter lag

120
100
80
60
40
20
-
$ Millions
Up 23%
Q1 11
Q1 12

Software Systems Solutions

Systems revenues $37 million, up
53% from Q1 2011, due to increased
sales of ocean-bottom and other
marine products and growth in the
land sensor business.
Solutions revenues $66 million, up
14% from Q1 2011, due to strong
data processing and multi-client
performance.
Software revenues $9 million, up 2%
in USD from Q1 2011, with a steady
stream of software subscription
sales.
Financial Overview
Revenues by Segment
Strong start for 2012

40
35
30
25
20
15
10
5
-
$ Millions
Up 53%
Q1 11
Q1 12

Systems Segment Financial Overview Revenue by Type Towed Streamer Equipment OBC Other 10 Robust performance in repairs & replacement business Return of OBC market

Solutions Segment
Financial Overview
Revenue by Type
Multi-client Investments
Solutions Backlog
Q4 11                                               $134 M
Data
Processing
Data
Libraries
New
Ventures
Q2 11                                 $117 M
11
Q3 11                         $106 M
Q1 12                                          $129 M
$150 M
$130 M
Q1 11                        $105 M
-
40
60
80
100
120
140
160
2010 2011 2012
20
-
10
20
30
40
50
60
70
80
Q1 11 Q1 12
Data Processing and New Ventures activity strong
Backlog remains robust

Software Segment
Financial Overview
Revenue by Type (GBP)
Services Software Systems
% of Seismic Vessels with Orca
®
Orca Vessel Conversion
2011
Orca-Permanent Other
2010
12
2012
44
vessels
51
vessels
49
vessels
Steady subscription model
OBC Gator ® uplift
Orca 3D license converted to 2D Spectra
60%
40%
-
1
2
3
4
5
6
Q1 11 Q1 12

INOVA Geophysical
Revenues
Revenues
• Estimated Q1 2012 revenues of $53 to
$57 million with operating income of
$7 to $8 million**
• Revenue approximately 70% ahead of
the same period last year
**ION to share in 49% of these estimated results.  These
estimates are unaudited.
13
*Forecast
-
10
20
30
40

Q1 11 Q1 12*

Financial Overview
Cash Flow
Three Months Ended
March 31,
SUMMARIZED CASH FLOW
2012 2011
Cash from operations 32,341 28,125
Working capital 19,715 24,001
Multi-client investment (24,527) (11,907)
PP&E Capital Expenditures (1,768) (3,674)
Free Cash Flow 25,761 36,545
Other Investing & Financing 18,933 (70,130)
Cash & Cash Equivalents (Beginning of Period) 42,402 84,419
Cash & Cash Equivalents (End of Period) 87,096 50,834
14
$
$
$
$
Good free cash flow and strong cash position

Undrawn Revolver Cash
Term Loan Facility & Equipment Leases
Financial Overview
Balance Sheet, Liquidity & Debt as of March 31, 2012
Capital Employed
Financing
Cash
Net Fixed Assets
Multi-Client Data Library
Goodwill & Equity in INOVA
Equity
Debt
Ample liquidity and improving balance sheet
$105M
$177M
$87M
Remaining Working Capital
15
Liquidity of $187M Debt of $105M
0
100
200
300
400
500
600
0
100
200
300
400
500
600
47%
53%
94%
6%

Solid Start to 2012
16
• Continue to expect solid growth across all
business lines
• Data processing business back, with growth
expected for balance of 2012
• Major oil company demand high for multi-client
exploration, with projects expanding globally
• On track to hit $130M to $150M of multi-client
investment
• Marine division benefitting from resurgence in
OBC market
• INOVA off and running with portfolio of new
products

17